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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: October 17, 2001


                              REDBACK NETWORKS INC.
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             (Exact Name of Registrant as Specified in its Charter)


                  Delaware                                    000-25853                                   77-0438443
---------------------------------------       -------------------------------------       -------------------------------------
      (State or Other Jurisdiction of                  (Commission File Number)                         (I.R.S. Employer
               Incorporation)                                                                         Identification Number)

                                 250 Holger Way
                               San Jose, CA 95134
                                 (408) 571-5000
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        (Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)



ITEM 5.  OTHER EVENTS.

On October 10, 2001, Redback Networks Inc., a Delaware corporation ("Redback"), announced its financial results for the fiscal quarter ending September 30, 2001. A portion of Redback's press release announcing these financial results is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The press release filed as an exhibit to this report includes safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about the Company's business contained in the press release are "forward-looking" rather than "historic." The press release also states that these and other risks relating to Redback's business are set forth in the documents filed by Redback with the Securities and Exchange Commission, specifically the most recent report on Form 10-Q, and the other reports filed from time to time with the Securities and Exchange Commission.



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c)  EXHIBITS.

         99.1  Press Release dated October 10, 2001







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     REDBACK NETWORKS INC.


DATE:  October 17, 2001              By:         /s/ Dennis P. Wolf
                                        ----------------------------------------
                                        Dennis P. Wolf
                                        Senior Vice President of Finance and
                                        Administration, Chief Financial Officer
                                        and Corporate Secretary